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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                            Distribution Date:      2/15/01
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(I)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                               0.00
            Class B Principal Payment                               0.00
            Class C Principal Payment                               0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                               0.00
            Class B Principal Payment                               0.00
            Class C Principal Payment                               0.00
                    Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement               4,486,875.00
            Class B Note Interest Requirement                 385,781.25
            Class C Note Interest Requirement                 527,346.09
                       Total                                5,400,002.34

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                    4.98542
            Class B Note Interest Requirement                    5.14375
            Class C Note Interest Requirement                    5.46875

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                   900,000,000
            Class B Note Principal Balance                    75,000,000
            Class C Note Principal Balance                    96,429,000

(iv)   Amount on deposit in Owner Trust Spread Account     10,714,290.00

(v)    Required Owner Trust Spread Account Amount          10,714,290.00



                                                By:    ----------------------

                                                Name:  Patricia M. Garvey
                                                Title: Vice President